SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) March 10, 2000
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                        Mission Critical Software, Inc.
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               (Exact name of Registrant as Specified in Charter)


          Delaware                    000-26205                76-0509513
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(State or Other Jurisdiction       (Commission File          (IRS Employer
      of Incorporation)                Number)            Identification No.)


13939 NORTHWEST FREEWAY HOUSTON, TEXAS                           77040
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code  (713) 548-1700
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                                      n/a
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

         On March 10, 2000, the Registrant acquired 6,645,041 shares of capital stock of Ganymede Software Inc. ("Ganymede"), a Delaware corporation, in return for 2,288,390 shares of common stock of the Registrant and approximately $1,800.00 (in lieu of fractional shares). The number of shares of common stock of Registrant exchanged for shares of Ganymede was determined by multiplying the aggregate number of Ganymede shares purchased, calculated on an as-converted basis, by an exchange ratio of .34438. The purchase was consummated pursuant to stock purchase agreements entered into between certain holders of preferred and common stock of Ganymede deemed to be accredited investors, as that term is defined under Rule 501(a) of the Securities Act of 1933, as amended (the "Securities Act"), and the Registrant on March 10, 2000.

         Six of these accredited investors entered into stock purchase agreements which contemplated that 75% of the Registrant's shares to be issued to them in the transaction would be placed into an escrow, subject to the terms of restricted stock agreements entered into between each of these purchasers and the Registrant contemporaneously with the stock purchase agreements. These accredited investors included four individuals deemed to be key employees of Ganymede who have executed employment agreements with the Registrant: Timothy Huntley, Steven Joyce, Peter Schwaller, John Q. Walker, II and the wives of Steven Joyce and Peter Schwaller, Julie Fernane Joyce and Suzanne Schwaller. Contingent upon the continued employment of the key employees with the Registrant, 33 1/3% of such shares will be disbursed to these stockholders and their respective spouses (as applicable) upon the first, second and third anniversaries of the closing of the stock purchases.

         Contemporaneously with the execution of these agreements, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with Ganymede whereby the Registrant agreed to enter into the stock purchase and restricted stock agreements described above. In addition, the Registrant agreed that a wholly owned subsidiary of the Registrant would merge with and into Ganymede at such time as the certificate of merger is duly filed with the Delaware Secretary of State. Pursuant to the Merger Agreement, each share of capital stock of Ganymede outstanding immediately prior to the merger will be converted into the right to receive 0.34438 shares of the Registrant's common stock. In addition, all options to purchase common stock of Ganymede outstanding immediately prior to the merger will be assumed by the Registrant, subject to adjustments to maintain the economic equivalence of the assumed options based on the exchange ratio. The Registrant and Ganymede both agreed that they would use their best efforts to obtain a permit from the Department of the Secretary of State of the State of North Carolina through a Fairness Hearing,

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pursuant to Section 78A-30 of the North Carolina General Statutes, so that the additional issuance of the Registrant's common stock in the merger shall be exempt from registration under the Securities Act, by virtue of the exemption from registration contained in Section 3(a)(10) thereof.

         Giving effect to the issuance of shares upon receipt of the permit from the Secretary of State of the State of North Carolina, the Registrant has agreed to issue an aggregate of 2,466,881 shares of its common stock to the shareholders of Ganymede, including those shares held by parties to the stock purchase agreements, and an aggregate of 283,118 shares of its common stock to purchase all outstanding options to purchase Ganymede common stock. The merger is intended to constitute a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. The Registrant will account for the merger as a purchase.

         All of the shares of common stock of the Registrant issued in connection with the stock purchase agreements were sold in reliance on the exemptions from registration under the Securities Act contained in Section 4(2) thereof and Rule 506 of Regulation D thereunder. As a result, all shares of common stock so issued are subject to restrictions on transfer under Rule 144 of the Securities Act and carry a legend reflecting such restrictions. In connection with the stock purchases, the Registrant has granted the purchasers rights to demand registration of the shares of the Registrant issued in connection with the stock purchase agreements.

         To the knowledge of the Registrant, no material relationship, other than the employment relationships described above, exists between any of the purchasers and the Registrant or any of its affiliates, any director of officer of the Registrant, or any associate of such director or officer.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired. The financial statements required hereby are not included in this initial report, but they shall be provided by amendment to this Form 8-K not later than May 25, 2000.

         (b) Pro Forma Financial Information. The pro forma financial information required hereby is not included in this initial report, but it shall be provided by amendment to this Form 8-K not later than May 25, 2000.

         (c) Exhibits.

Exhibits     Description
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2.1          Agreement and Plan of Merger, dated as of March 10, 2000,
             between Mission Critical Software, Inc. and Ganymede Software
             Inc.

2.2 Form of Accredited Stockholder Stock Purchase Agreement, dated as of March 10, 2000.

2.3          Form of Key Employee Stock Purchase Agreement, dated as of
             March 10, 2000.

4.1          Form of Registration Rights Agreement, dated as of March 10,
             2000.

4.2          Form of Restricted Stock Agreement, dated as of March 10, 2000.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MISSION CRITICAL SOFTWARE, INC.


                                            By: /s/ Stephen E. Odom
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                                                Name:  Stephen E. Odom
                                                Title: Chief Financial Officer

March 24, 2000

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